UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2017

ALEXANDRIA REAL ESTATE EQUITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

385 East Colorado Boulevard, Suite 299
Pasadena, California	91101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (626) 578-0777

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01               Other Events

On March 9, 2017, Alexandria Real Estate Equities, Inc. (the “Company”) entered into (a) forward sale agreements with each of JPMorgan Chase Bank, N.A., London Branch (“JPMC”), Bank of America, N.A. (“BofA”) and Citibank, N.A., each in its capacity as a forward purchaser, and (b) an underwriting agreement by and among the Company, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”), and JPMC, BofA and Citibank Global Markets Inc. (in its capacity as an agent and affiliate of Citibank, N.A., as forward purchaser) each in its capacity as a forward seller, relating to the offer and sale of an aggregate of 6,100,000 shares of the Company’s common stock at a public offering price of $108.55 per share, with an option to purchase up to 915,000 additional shares of the Company’s common stock. Of the 6,100,000 shares, 2,100,000 shares were offered by the Company and 4,000,000 shares were offered by the forward purchasers or their affiliates in connection with the forward sale agreements.

On March 10, 2017, the Underwriters exercised the option to purchase an additional 755,000 shares of the Company’s common stock, and the Company entered into amendments to each of the forward sale agreements relating to the exercise of the option.  The sale of shares closed on March 15, 2017.

All shares were offered by the Company pursuant to an effective shelf registration statement on Form S-3 on file with the Securities and Exchange Commission. Copies of the underwriting agreement, the forward sale agreements, and the amendments to the forward sale agreements are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to such exhibits.

On March 9, 2017, the Company issued a press release announcing the offer of its common stock.  A copy of the press release is attached hereto as Exhibit 99.1.

On March 9, 2017, the Company issued a press release announcing the pricing of its common stock.  A copy of the press release is attached hereto as Exhibit 99.2.

On March 15, 2017, the Company issued a press release announcing the closing of the public offering of 6,855,000 shares of common stock.  A copy of the press release is attached hereto as Exhibit 99.3.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

1.1                               Underwriting Agreement, dated March 9, 2017, by and among the Company, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets, Inc., as representatives of the several underwriters named therein, and JPMorgan Chase Bank, N.A., London Branch, Bank of America, N.A. and Citigroup Global Markets Inc. (in its capacity as an agent and affiliate of Citibank, N.A., as forward purchaser), each in its capacity as a forward seller.

1.2                               Confirmation of Registered Forward Transaction, dated March 9, 2017, by and between the Company and JPMorgan Chase Bank, N.A., London Branch.

1.3                               Confirmation of Registered Forward Transaction, dated March 9, 2017, by and between the Company and Bank of America, N.A.

1.4                               Confirmation of Registered Forward Transaction, dated March 9, 2017, by and between the Company and Citibank, N.A.

1.5                               Amendment to Confirmation of Registered Forward Transaction, dated March 10, 2017, by and between the Company and JPMorgan Chase Bank, N.A., London Branch.

1.6                               Amendment to Confirmation of Registered Forward Transaction, dated March 10, 2017, by and between the Company and Bank of America, N.A.

1.7                               Amendment to Confirmation of Registered Forward Transaction, dated March 10, 2017, by and between the Company and Citibank, N.A.

5.1                               Opinion of Venable LLP

8.1                               Tax Opinion of Morrison & Foerster LLP

23.1                        Consent of Venable LLP (included in opinion filed as Exhibit 5.1)

23.2                        Consent of Morrison & Foerster LLP (included in opinion filed as Exhibit 8.1)

99.1                        Press Release, dated March 9, 2017

99.2                        Press Release, dated March 9, 2017

99.3                        Press Release, dated March 15, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

Date:	March 15, 2017
		By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga
Chief Financial Officer